Exhibit 99.3

To each of the persons listed in Schedule 1 (the Addressees)	Allen & Overy LLP
One Bishops Square
London E1 6AD United Kingdom

	Tel	+44 (0)20 3088 0000
	Fax	+44 (0)20 3088 0088

Our ref            SO/CNM/0012034-0004283 ICM:23907632.2

9 October 2015

Dear Sirs

NRAM plc - Loan File Review Report – Round 1

In connection with our advice to bidders in respect of the proposed acquisition of a portfolio of loan accounts with an aggregate loan balance of approximately £13.5 billion, we have carried out a review of 86 sub accounts (which are linked to 84 main accounts) (which have been selected by one of the bidders) relating to the mortgage accounts listed in Annex 1 (the Mortgage Accounts). The Mortgage Accounts represents less than 0.5% of the portfolio, should not be considered indicative or representative of the portfolio of the whole. The review of the Mortgage Accounts was conducted on 29 July to 31 July at UKAR, North of England House, No 1 Grayling Court, Doxford International Business Park, Sunderland, SR3 3XG. This copy of the report is being furnished on 29 March 2016 at the request of Morgan Stanley & Co. International PLC. We have undertaken no analysis with respect to the Mortgage Accounts and taken no action to update this report since 29 July to 31 July 2015.

The documentation relating to the Mortgage Accounts was stored in hard copy format and included, amongst other things, the application form, the offer letter, the certificate of title, any correspondence from the conveyancer enclosing the certificate of title, a valuation report and a Key Facts Illustration. In addition, we obtained and reviewed current Land Registry official copies of the registered titles in respect of the properties charged under the Mortgage Accounts (except in seven instances (as specified in Annex 1) where the properties were unregistered). This enabled us to confirm whether the borrowers under the Mortgage Accounts were the registered proprietors in respect of each mortgaged property and to confirm whether a charge in favour of the relevant lender had been registered against the relevant titles and whether there were prior ranking charges registered against the relevant titles. We were not provided with title deeds packets in respect of the properties charged under the Mortgage Accounts.

Where a sub account of a loan file is identified as unsecured in Annex 1, the most recent secured part of the loan has been reviewed and reported on below.

We have assumed the genuineness of all signatures and, save where it is otherwise apparent from the face of any document, that all documents have been validly executed and delivered, have been performed in accordance with their terms by each party and are valid, legally binding and enforceable and cannot be rendered void or otherwise avoided.

Allen & Overy LLP is a limited liability partnership registered in England and Wales with registered number OC306763. It is authorised and regulated by the Solicitors Regulation Authority of England and Wales. The term partner is used to refer to a member of Allen & Overy LLP or an employee or consultant with equivalent standing and qualifications. A list of the members of Allen & Overy LLP and of the non-members who are designated as partners is open to inspection at its registered office, One Bishops Square, London E1 6AD.

Allen & Overy LLP or an affiliated undertaking has an office in each of: Abu Dhabi, Amsterdam, Antwerp, Bangkok, Barcelona, Beijing, Belfast, Bratislava, Brussels, Bucharest (associated office), Budapest, Casablanca, Doha, Dubai, Düsseldorf, Frankfurt, Hamburg, Hanoi, Ho Chi Minh City, Hong Kong, Istanbul, Jakarta (associated office), Johannesburg, London, Luxembourg, Madrid, Milan, Moscow, Munich, New York, Paris, Perth, Prague, Riyadh (associated office), Rome, São Paulo, Seoul, Shanghai, Singapore, Sydney, Tokyo, Toronto, Warsaw, Washington, D.C. and Yangon.

The pro-forma checklist that we used to carry out the review is attached to this report at Annex 2 (the Checklist). We did not carry out any review or checks beyond those required by the Checklist. With regard to the specific questions on the Checklist our findings can be summarised as follows:

This report in no way involves the giving of advice or the recommendation to any party as to whether to proceed with any particular transaction, including (but without limitation) to any prospective investor in its decision to invest in notes backed by the loans in the portfolio. Additionally, we express no opinion or any other form of assurance regarding (i) the reasonableness or completeness of information provided to us by the originator, (ii) the physical existence of the loans, (iii) the reliability or accuracy of the documents provided to us by the originator which were used in our procedures, (iv) the adequacy of the disclosures in the files, (v) whether any of the statements expressed therein omit any material fact, (vi) the enforceability of any contractual provision in the Mortgage Accounts or (vii) whether or not any loan complied with the origination standards or otherwise of the originator.

Limitations and Qualifications

This Report is issued subject to the following limitations and qualifications:

(a)	We express no opinion as to whether the sample size that was selected by the bidder in respect of our review was sufficient or whether or not any Mortgage Account should or should not have been included in our review or whether the sample was, or was selected in a manner intended to be, in any way representative or indicative of the portfolio as a whole.

(b)	We express no opinion on whether any Mortgage Account may or may not form part of the collateral for any securitisation.

(c)	This Report is issued as at the date hereof and we will not be required to provide any update or provide any additional information whether in respect of the Mortgage Accounts or otherwise and whether or not any additional information, facts or circumstances come to our attention after the date hereof.

(d)	This Report does not provide any opinion or advice as to matters of law (including whether any particular agreement is enforceable).

(e)	In relying upon this report, you agree (save as may otherwise have been expressly agreed in writing) that we have no responsibility to, and we will not, perform any work subsequent to the date of this report nor to consider, monitor, communicate or report the impact of any events or circumstances which may occur or may come to light subsequent to the date of this report.

(f)	We provide no assurance as to the reaction of the rating agencies or any third parties to particular features of the relevant loans and we make no comment on the economics or pricing in relation to any securitisation.

(g)	This report is for the use of the Addressees list in Schedule 1 and no liability is accepted to anyone else for its contents. This report may not be disclosed in whole or in part, save as required under any law or regulation or pursuant to any court order, to anyone other than the addressees nor may the whole or any part of it, or any reference to it, be included in any document, circular or statement without our prior written consent save that the addressees may release a copy of this report (a) the directors, officers, employees, agents and financial and other professional advisers of the Addressees who need to receive this Report for the purposes of the proposed acquisition of the shares of NRAM; (b) to any regulatory authority having jurisdiction over the addressees, (c) to the addressees’ auditors, (d) in connection with any actual or potential dispute or claim to which the addressees are a party relating to the proposed private financings, backed by the loans and their related security relating to the non-performing loan portfolios or (e) to any legal advisers of the addressees of this report, in each case for the purposes of information only on the strict understanding that we assume no duty or liability whatsoever to any such recipient as a result or otherwise.

(h)	The work carried out by Allen & Overy LLP was designed to meet the agreed requirements of the Addressees and particular features of our engagement determined by their need at the time. This report should not therefore be regarded as suitable to be used or relied on by any party wishing to acquire any right to bring any action against Allen & Overy LLP in connection with any such use or reliance other than the Addressees for any purpose or in any context. In particular, this report was not prepared for the need, purposes or requirements of any other recipients. Any party other than the Addressees who obtains access to this report or a copy of it and chooses to rely on this report (or any part of it) will do so at its own risk. To the fullest extent permitted by law, Allen & Overy LLP will accept no responsibility or liability in respect of this report to any other party.

(i)	This Report is not intended to constitute findings and conclusions relating to a review of pool assets for the purposes of issuing findings on: (1) the accuracy of asset data; (2) determining whether assets conform to stated underwriting standards; (3) asset values; (4) legal compliance by the originator; and (5) any other factor material to the likelihood that any issuer of securities backed by loans in the portfolio will pay interest and principal as required.

1.	There was a copy of the application form on file for 74 of the Mortgage Accounts. In all except one of these instances the application form had been signed by each of the borrowers. The application form for account number 03150L-05925 was incomplete and the signature page was missing and therefore we cannot confirm if the application form had been signed by each of the borrowers. The application form for account number 06450K-00690 is illegible and therefore we cannot confirm whether the application form had been signed by each of the borrowers. Application forms were not available for those accounts so specified in Annex 1. The application form for account number 16750Y-01503 was signed by two borrowers, however the property is registered solely in the name of one of the borrowers, the lender provided a letter regarding the transfer of equity dated 2001. The application form for account number 18150L-10393 was signed by two borrowers, however the property is registered solely in the name of one of the borrowers, the lender provided a letter regarding the transfer of equity dated 2009 and a signed transfer form for the property. Account number 23350T-00904 contained an application form signed by only one of two borrowers. The original offer was to only one borrower, however we were provided with an executed transfer form transferring the property to the name of the two borrowers.

In a number of instances only the original application form for the main account (and not the individual application form for the specified sub account) was available on the file. We have therefore reviewed the original application form in a number of instances. The lender confirmed that for a mortgage review (i.e. a remortgage or a transfer of product) a full application form would not be completed and a telephone or online application would be completed instead.

2.	The offer letters held on file for 60 of the Mortgage Accounts did not require a signature from the borrowers, however in 13 of these cases there was a separate acceptance of offer form signed by all the borrowers available on the file. In seven instances, the offer letter was signed by all the borrowers. The lender confirmed that for original mortgage offers they would rely on the signed mortgage deed as acceptance of the offer and security. The lender further confirmed that for mortgage reviews (i.e. remortgages or transfers of product) and further advances the offers would be signed. Offer letters were not available for the accounts specified in Annex 1. The offers for account 00250Y-00396 and 10550A-00587 were illegible and it could not be confirmed whether the offer letter had been signed by each of the borrowers. For account number 06450K-00690 the offer letter held on file was illegible, however there was a separate acceptance of offer form signed by all the borrowers available on the file.

3.	In each case where there was a legible offer letter on file the loan was expressed to be provided by NRAM plc (or a previous name of NRAM plc, or an entity which has merged with NRAM plc).

4.	(a) In 40 instances a certificate of title was present on file and had been signed by the conveyancer in manuscript. In 30 accounts, a report on title was held on the file and had been signed by the conveyancer in manuscript. The lender confirmed that both certificates of title and reports on title were used prior to 2004. Post-2004, only certificates of title have been used for properties. The lender believes that the change occurred in sync with the change to mortgage regulations. The lender confirmed that it did not have a policy as to when a report on title would have been used instead of a certificate of title prior to 2004. The lender further confirmed that where a mortgage is already secured against a property (i.e. in the case of a mortgage review or a further advance) it is policy that no new certificate of title would be required. There was no certificate of title held on file for the accounts specified in Annex 1.

(b) 14 certificates of title present on file were addressed to NRAM plc (or a previous name of NRAM plc, or an entity which has merged with NRAM plc) and its successors in title. 26 certificates of title present on file were addressed to NRAM plc (or a previous name of NRAM plc, or an entity which has merged with NRAM plc) only. One of the reports on title present on file was addressed to NRAM plc (or a previous name of NRAM plc, or an entity which has merged with NRAM plc) and its successors in title. 29 of the reports on title present on file were addressed to NRAM plc (or a previous name of NRAM plc, or an entity which has merged with NRAM plc) only.

5.	(a) In 17 instances a copy of a valuation report addressed to NRAM plc (or a previous name of NRAM plc, or an entity which has merged with NRAM plc) was present on file which had been signed by the valuer electronically and in 56 instances a copy of a valuation report had been signed by the valuer in manuscript. There was no valuation report on file for the accounts so specified in Annex 1. The lender confirmed that where a mortgage is already secured against a property (i.e. in the case of a mortgage review or a further advance) it is policy that no new valuation would be required. The lender confirmed that in most cases a desktop valuation would have been carried out in these instances for a more accurate and up to date valuation figure.

(b) In 32 instances where a valuation report was present on file it was addressed to NRAM plc (or a previous name of NRAM plc, or an entity which has merged with NRAM plc) but not to its successors in title, in the remaining 41 instances where a valuation report was present on file the valuation report was also addressed to successors in title.

6.	In 59 instances the Land Registry official copies of the registered titles showed that the borrowers were the registered proprietors of the properties charged under the Mortgage Accounts.

15 of the sub accounts reviewed have been redeemed (as specified in Annex 1) and therefore (except for account numbers 49850J-25989 and 25650J-01061) the official copies of the registered titles did not show the borrowers as the registered proprietors of the properties charged under the Mortgage Accounts. In addition, seven of the sub accounts related to unregistered properties (as specified in Annex 1) and therefore the proprietor of the land could not be established. For account numbers 23050K-00011, 045850T-00916 and 11050Y-00228 all relevant documentation was missing from the file and therefore the borrowers under the accounts could not be verified against the registered proprietors of the land. For account 05860K-00139 the application form was executed by two borrowers, however the loan was only made to one of the borrowers and the property is only registered to one of the borrowers. The lender confirmed that there is no further evidence regarding this account. For account number 03160U-04309 the application form was executed by two borrowers, however the property was registered in the name of one borrower. The lender provided us with evidence of the transfer of equity from 1981. For account number 16750Y-01503 the application form was executed by two borrowers, however the property was registered in the name of one borrower. The lender provided us with evidence of the transfer of equity from 2001.

7.	For 68 of the Mortgage Accounts the Land Registry official copies revealed that the properties were registered with freehold title. For a further 11 Mortgage Accounts the Land Registry official copies revealed that the properties were registered with leasehold title. The remaining, seven Mortgage Accounts (as specified in Annex 1) were secured on unregistered properties and therefore we could not confirm whether these properties were leasehold or freehold.

8.	For 74 of the Mortgage Accounts the Land Registry official copies revealed that the properties were registered with absolute title. For five of the Mortgage Accounts (account numbers 02750A-11537, 02660N-02379, 10550A-00587, 11050Y-00228 and 16750Y-01503) the Land Registry official copies revealed that the properties were registered with good leasehold title. In addition, seven of the titles (as specified in Annex 1) were unregistered and therefore we could not confirm the quality of title.

9.	Based on the information contained in the property register for 10 of the leasehold titles we were able to confirm that the unexpired term of each lease was at least 70 years from the date of completion of the loan and 30 years from the end of the mortgage term. For account number 52850N-13573 the unexpired term of the lease was 69 years and 8 months from the date of completion of the loan, however the lease has more than 30 years from the end of the mortgage term. In addition, seven of the titles (as specified in Annex 1) are unregistered and therefore we cannot confirm whether these are freehold or leasehold.

10.	In all cases where a certificate of title or a report on title was available on the file the certificate of title or report on title (as applicable) did not contain any disclosures against the statements therein.

There were four instances where there was correspondence on file from the conveyancers enclosing the certificates of title or the reports on title. This correspondence did not contain any disclosures against the statements in the certificates of title. For all of the remaining Mortgage Accounts where there was a certificate of title or report on title on file, there was no correspondence on file from the conveyancers enclosing the certificates of title or the reports on title. There was no certificate of title held on file for the accounts so specified in Annex 1.

The certificates of title did not disclose the existence of any third party occupiers.

11.	In all except seven instances, where there was a legible valuation report and legible offer letter on file, the valuation dated on or before the date of the loan prescribed a market value for the property that exceeded the amount of the loan. For account number 03450T-10727 the original valuation from 1999 prescribed a valuation of £26,000 which did exceed the amount of the original 1999 loan, however, the sub account which was reviewed was for the 2005 offer (for £53,234.84) and no new valuation had been undertaken. The lender confirmed that where a mortgage is already secured against a property (i.e. in the case of a mortgage review or a further advance) it is policy that no new valuation would be required. The lender confirmed that in most cases a desktop valuation would have been carried out in these instances for a more accurate and up to date valuation figure. For account number 05360A-000274, the valuation dated on or before the date of the loan prescribed a market value for the property that was equal to the amount of the loan. For account number 20950N-000298 there was an original valuation report from 1981 which prescribed a market value of £30,000. The sub account reviewed was from 2006 for a sum of £121,737.50 and no new valuation was on the file. For one account (14850D-03621) the original valuation was undertaken in 2001 and was for £140,000 with an original loan amount of £100,000. This sub account related to a loan in 2008 for £204,546 and therefore the valuation does not prescribe a market value for the property which exceeds the amount of the loan, however, the lender has confirmed that where a mortgage is already secured against a property, no new physical valuation would be undertaken and in most cases a desktop valuation would be performed for a more accurate and up to date valuation figure. Account number 16950K-02643 provided an original valuation of £165,000 in 1996, however this sub account relates to the 2008 loan which was for £172,000. There is a desktop valuation for £750,000 dated in 2008 before the 2008 offer, which has been signed in manuscript and is addressed to Northern Rock plc only. The offer letter for account 03150L-05925 did not include the amount of the loan, however this could be confirmed from the mortgage deed and the amount of the loan in the mortgage deed exceeded the market value for the property which was contained in a valuation dated prior to the deed. For account number 253350T-00904 the original valuation was carried out in 1983 (with a market value of £7,500) and the original loan in 1983 was for £3,550, however the sub account reviewed is the 1990 account and the loan for this sub account was £13,000 and no new valuation was available on the file. Account number 09650U-08757 had a valuation on file from 2002 for £78,500 and an offer for £65,075, however, the sub account reviewed was the 2004 loan for £88,207.86 and no new valuation had been carried out.

12.	In 62 instances the Land Registry official copies of the registered titles revealed that a charge in favour of NRAM plc had been registered and in all instances as a first-ranking charge.

Account number 15750A-00147 has a charge in favour of NRAM plc which is registered behind a charge having priority specified in section 156 of the Housing Act 1985 to secure the liability under the covenant to repay the discount contained in the transfer dated 10 January 1994.

Ten of the sub accounts reviewed did not contain any charges in favour of any lender in the official copies (account numbers 49850L-05983, 01460N-00084, 02950D-00278, 13750Y-03771, 25650J-01061, 09650K-02539 (sub accounts N115673 and N115674), 49850F-67441 (sub accounts N227270 and N227271) and 25650N-04423). Eight of the sub accounts reviewed only contained a charge in favour of a different lender in the official copy (account number 01450N-03920 contains a charge in favour of Bank of Scotland plc; 02750A-11537 and 49850T-60489 in favour of The Mortgage Works (UK) plc; 18850K-00212 and 49850A-20631 in favour of Santander UK plc; 49850F-50953 in favour of National Westminster Bank plc; 49850J-25989 in favour of Kensington Mortgage Company Limited; and 18850W-00627 in favour of Virgin Money plc only).

In addition, seven of the sub accounts related to unregistered properties (as specified in Annex 1) and therefore it could not be established whether there was a charge in favour of the Lender over the land.

Account number 12250J-00219 contains a caution on the proprietorship register in favour of First National Bank plc.

13.	In 14 instances the Land Registry official copies of the registered titles revealed that restrictions in favour of NRAM plc were present in the proprietorship register. In the official copies for the remaining Mortgage Accounts no such restriction was present in the proprietorship register. In addition, seven of the sub accounts related to unregistered properties (as specified in Annex 1) and therefore it could not be established whether there was a restriction in favour of the Lender over the land.

14.	In all except six instances where there was an offer letter held on the Mortgage Account file there was no obligation in the offer letters to make further advances. In these six instances, the offer held on file was illegible (as specified in Annex 1) and we are therefore unable to confirm whether there was an obligation in the offer letters to make further advances.

15.	In 34 instances the certificate of title incorporated the provisions of the certificate of title set out in the Appendix to rule 6(3) of the Solicitors’ Practice Rules 1990. In six instances the certificate of title incorporated the provisions set out in the annex to rule 3 of the Solicitors’ Code of Conduct 2007. In 30 instances a report on title was provided instead of a certificate of title which did not incorporate any of the above provisions. There was no certificate of title held on file for those accounts where it is so specified in Annex 1.

16.

The Land Registry official copies of the registered titles revealed that charges had been registered in favour of third parties at the Land Registry against 12 of the registered titles charged under the

Mortgage Accounts. Account number 10005554 contains a second ranking charge in favour of IDEM Capital Securities Limited which is dated the same date as the NRAM plc charge. Account number 08650K-02581 has a second ranking charge in favour of National Westminster Bank plc registered. Account numbers 53550L-03470 and 58150D-40996 have second ranking charges in favour of Firstplus Financial Group plc; Account number 54950N-13856 contains a second ranking charge in favour of Black Horse Limited;; Account number 58250D-21739 has a second ranking charge in favour of Marlin Europe II Limited; Account number 05860K-00139 contains a unilateral notice in respect of an interim charging order dated 31 March 2005 in favour of Link Financial Limited; Account number 15150K-00070 contains a second ranking charge in favour of Blemain Finance Limited; and Account number 09650U-08757 contains a third ranking charge (which ranks behind two NRAM plc charges) in favour of Swift Advances plc.

Account number 04850T-00916 has three charges to NRAM plc registered dated 3 May 1985, 3 September 1991 and 19 February 2001. There is a subsequent charge to GE Money Secured Loans Limited dated 18 September 2006.

Account number 03450T-10727 has two charges to NRAM plc dated 14 December 1999 and 24 April 2002. There is a subsequent charge to GE Money Home Finance dated 14 December 2006. The official copy also shows three equitable charges created by interim charging order in favour of Northern Rock plc, CL Finance Limited and Northumbrian Water Limited.

Account number 15750A-00147 contains an NRAM plc charge as a second ranking charge. There is a subsequent equitable charge created by an interim charging order of the Bradford County Court dated 20 January 2011 in favour of CapQuest Investments Limited.

In 11 instances NRAM plc has more than one charge registered on the official copies at the Land Registry.

The Land Registry official copies revealed that no other charges had been registered in favour of third parties at the Land Registry against the remaining titles.

17.	Where the Land Registry Official Copy disclosed another charge was registered, a deed of priority was not registered for any of the accounts. We cannot confirm whether there is a deed of priority for the seven account numbers which are unregistered (as specified in Annex 1).

18.	An application form; offer letter; certificate of title or report on title; and valuation report were seen as part of our review in all cases except where specified in the ‘missing documents’ column in Annex 1.

19.	All of the documents that are referred to in paragraph 18 above were in the form of standard documentation and we did not find any instances where amendments were evident on the face of the standard form documents.

20.	Pre-offer KFI letters were available for seven of the Mortgage Accounts. Pre-offer KFI letters were not available for the remaining Mortgage Accounts.

21.	25 of the Mortgage Accounts (as specified in the ‘comments’ section of Annex 1) contained documentation relating to loans provided to the borrowers under the Consumer Credit Act 1974.

Limits on Liability

(a)	All work regarding this report and all related matters have been performed exclusively by Allen & Overy.

(b)	We have carried out the procedures set out in this report with respect solely to answering the questions set out below relating to the Mortgage Accounts.

(c)	We draw attention to the fact that the scope of our work is limited, in nature, number and extent, and, as such will not necessarily reveal all matters relevant to the Portfolio. Had we been engaged to perform and did perform additional reviews or investigations, other matters might come to light that would be reported. We do not make any representation regarding the sufficiency of the procedures for your purposes. We do not make any representations that the findings in respect of the Mortgage Accounts give any indications (positive or negative) in relation to the general performance, nature, composition or general characteristics of the pool.

(d)	To the extent that such an agreement is enforceable under applicable laws and regulations, the Addressees agree that no individual partners, shareholders or members of staff of Allen & Overy will be held liable for or in connection with this report or any matter relating to it.

(e)	Our advice and/or services are for the benefit of the Addressees and may not be used or relied upon by anyone else.

(f)	We do not accept liability for the acts or omissions of any third party we may instruct in connection with this report

(g)	Any liability of Allen & Overy in relation to this report and any matter relating to it shall not exceed an amount of £25,000,000 (twenty five million pounds). For the avoidance of doubt, this limitation of our liability represents the total amount for which we are liable to all parties authorised to rely on this Report taken together.

(h)	We are not liable for any claim relating to this report that is brought after the date that is three years after the date of this report.

(i)	Nothing in this section (Limits on Liability) shall exclude or limit any liability for fraud or any other liability which cannot be excluded by applicable laws or regulation.

(j)	If we and any other Person (as defined below) are both liable to the Addressees in respect of the same damage, or another Person and/or the Addressees have caused or contributed to that damage, our liability to the Addressees will be limited to such amount as is just and equitable, having regard to the extent to which we, that Person and/or the Addressees are liable for, or has otherwise caused or contributed to, that damage. Any limitation, exclusion, restriction or settlement (however arising) including inability to pay or insolvency, affecting the possibility of recovering compensation from any Person, will be ignored in determining whether and to what extent that Person is liable or responsible for that damage and the amount of our liability. For this purpose, Person means any body corporate, individual or other person, including any director or employee of a company within any of the Addressees group, any person associated with a company within any of the Addresses group and any person providing finance or services to a company within any of the Addressees group, including other professionals.

(k)	This section (Limits on Liability) shall survive any termination of any engagement of Allen & Overy in relation to this report.

In this section, Allen & Overy means Allen & Overy LLP and all other undertakings which are authorised to practise using the name Allen & Overy.

Yours faithfully

Allen & Overy LLP

SCHEDULE 1

ADDRESSEES

FIRSTKEY MORTGAGE, LLC 1200 South Pine Island Road Plantation, Florida 33324 United States of America	CERBERUS EUROPEAN RESIDENTIAL HOLDINGS B.V. (CERH) Oude Utrechtseweg 32 3743 KN Baarn The Netherlands

and its affiliates

MORGAN STANLEY & CO. INTERNATIONAL PLC 25 Cabot Square, Canary Wharf London E14 4QA England	CREDIT SUISSE SECURITIES (EUROPE) LIMITED One Cabot Square London E14 4QJ United Kingdom

CREDIT SUISSE SECURITIES (USA) LLC Eleven Madison Avenue New York, New York 10010 United States Of America	LLOYDS BANK PLC 10 Gresham Street London EC2V 7AE United Kingdom

LLOYDS SECURITIES INC. 1095 Avenue of the Americas 34th Floor New York, New York 10036 United States Of America	MERRILL LYNCH INTERNATIONAL Bank of America Merrill Lynch Financial Centre 2 King Edward Street London EC1A 1HQ United Kingdom

MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED 1 Bryant Park New York, New York 10036 United States Of America	NATIXIS S.A. 30 avenue Pierre Mendès-France 75013 Paris France

NATIXIS SECURITIES AMERICAS LLC 1251 Avenue of the Americas 4th Floor New York, New York 10020 United States Of America	HSBC BANK PLC 8-16 Canada Square London E14 5HQ United Kingdom

WELLS FARGO SECURITIES INTERNATIONAL LIMITED One Plantation Place 30 Fenchurch Street London, EC3M 3BD United Kingdom

ANNEX 1

MORTGAGE ACCOUNTS

	Main Account Number	Sub-Account number	Comments	Missing documents
1.	100002700	N082698	unsecured

2.	100005554	N083010

3.	100007057	N083127	unsecured

4.	100011692	N778898

5.	100013663	N780492

6.	100013690	N779860	Unsecured CCA

7.	00250Y-00396	N000304		Offer letter is illegible

8.	01450N-03920	N002826	Redeemed CCA

9.	02750A-11537	N030527	Redeemed unsecured

10.	07950L-04035	N087971		Offer letter

11.	08350D-03649	N103607

12.	08650K-02581	N107945		Certificate of title

13.	09650K-02539	N115673

14.	09650K-02539	N115674	unsecured	Certificate of title, offer letter, application form and valuation report

15.	18150W-06503	N144191

16.	18850K-00212	N159741	Redeemed Unsecured CCA	Certificate of title

17.	49850F-50953	N219795	Redeemed Unsecured CCA

18.	49850F-67441	N227270	Redeemed	Offer letter

19.	49850F-67441	N227271	Redeemed	Offer letter

20.	49850J-25989	N211076	Redeemed Unsecured CCA

21.	49850J-78091	N228564

22.	49850L-05983	N203552	Redeemed CCA

23.	49850T-60489	N221960	Redeemed

24.	50450T-32505	N273154

25.	50550L-42458	N333967	Unsecured CCA

26.	50550W-04990	N316623	unsecured

27.	52850N-13573	N475461	Unsecured CCA

28.	52850U-15369	N476227

29.	53450U-12472	N553133

30.	53550L-03470	N633355	Unsecured CCA

31.	54950F-15257	N104841	CCA

32.	54950N-13856	N099070	Unsecured CCA

33.	58150D-40996	N344878

34.	58250D-21739	N482475	Unsecured CCA

35.	01460N-00084	N003400	Redeemed

36.	01550A-03033	N003591

37.	01950F-11070	N012451

38.	02350A-23616	N019955

39.	02350W-23537	N019922

40.	02660N-02379	N029896	CCA	Certificate of title and application form

41.	02950D-00278	N037719	Unregistered CCA	Certificate of title, offer letter, application form and valuation report

42.	03150L-05925	N038690	Unregistered

43.	03150W-17735	N039418

44.	03160L-00554	N039787		Certificate of title and application form

45.	03160U-04309	N040035		Offer is illegible

46.	03250U-01642	N040195	Unregistered	Certificate of title, offer letter, application form and valuation report

47.	03450T-10727	N042271	Unsecured CCA

48.	04850T-00916	N063736		Certificate of title, offer letter, application form and valuation report

49.	04860K-00322	N064005

50.	05350T-08595	N066280

51.	05360A-00274	N066886		Certificate of title and application form

52.	05450U-01801	N067021	Unsecured CCA

53.	05860K-00139	N073817

54.	06450K-00690	N074804		Application Form, valuation form and offer letter illegible

55.	06550L-00440	N075022	Unregistered	Offer letter is illegible

56.	09650N-07759	N116161		Offer letter missing for subaccount

57.	09650U-08757	N116378	CCA

58.	10550A-00587	N124032	Unsecured CCA	Offer letter and valuation report are illegible

59.	11050F-08837	N125449	CCA	Valuation report

60.	11050Y-00228	N124503		Certificate of title, offer letter, application form and valuation report

61.	12250J-00219	N131754

62.	13750Y-03771	N133231	Redeemed

63.	14850D-03621	N134067	Unsecured CCA

64.	15150K-00070	N134106		Offer letter is illegible

65.	15750A-00147	N134895

66.	16750L-04300	N135955	Unregistered	Certificate of title, offer letter, application form and valuation report

67.	16750Y-01503	N135575		offer letter, application form and valuation report

68.	16950K-02643	N136892

69.	18150L-10393	N144861

70.	18850W-00627	N159801	Redeemed unsecured

71.	20950N-00298	N189503		Certificate of title

72.	23050K-00011	N192604		Certificate of title, application form and offer letter. Valuation report is incomplete and illegible

73.	23350T-00904	N193149		Front page of offer letter missing

74.	23350Y-00967	N193165	Unregistered	Offer letter, valuation report and certificate of title

75.	23550J-00026	N193255

76.	25650J-01061	N194621	Redeemed	Offer letter

77.	25650N-04423	N195211	Redeemed	Offer letter

78.	25650W-01547	N194720	Unregistered	Certificate of title, offer letter, application form and valuation report

79.	49850A-02670	N203042	Unsecured CCA

80.	49850A-20631	N210089	Redeemed Unsecured CCA

81.	49850F-16506	N209297

82.	49850J-28993	N211724	Unsecured CCA

83.	49850L-54385	N220565	CCA

84.	49850U-22339	N210430

85.	49850U-54115	N220487	Unsecured CCA	Valuation illegible

86.	50650A-14484	N354506		Certificate of title

ANNEX 2

PRO-FORMA REVIEW CHECKLIST

LOAN FILE REVIEW CHECKLIST

Lender:

Application Number:

Applicant’s Full Name(s):

Title Number:

Property Address:

	Question	Response
The Application Form and the Offer
1	Has the application form been signed by all of the Borrowers?	[Yes][No][Don’t know - not on file]

2	Has the offer been signed by all Borrowers?	[Yes][No][Don’t know - not on file] [Not applicable - signature not required]

3	Is the loan expressed to have been made by the Lender?	[Yes][No][Don’t know – offer letter not on file]

The Property
4	(a) Is a certificate of title present on the file signed by the conveyancer?	(a) [Yes][Yes - electronic signature][Yes - on file but not signed][No - not on file]

	(b) Is the certificate of title addressed to the Lender and its successors in title?	(b) [Yes][No - its only addressed to the Lender and not successors][Don’t know - not on file]

5	(a) Is a valuation report present on the file signed by the valuer?	(a) [Yes][Yes - electronic signature][No – not on file][No – AVM printout on file instead]

	(b) Is the valuation report addressed to the Lender and its successors in title?	(b) [Yes][No - its only addressed to the Lender and not successors][Don’t know - not on file]

6	Does the Official Copy Entry show that the Borrowers are the only registered proprietors?	[Yes - Official Copy Entry reflects this] [No - the registered proprietors are…]

7	Is the property leasehold or freehold?	[Freehold][Leasehold]

8	What is the quality of title:	[Absolute] [Good Leasehold] [Other - specify]

9	If the property is leasehold, does the lease have an unexpired term of at least 70 years from the date of completion of the Loan and 30 years from the end of the mortgage term?	[Not applicable – freehold property] [Yes][No - the remaining term is [ ] years at the date of completion][Don’t know - can’t tell from file or the Official Copy Entry]

	Question	Response

10	(a) Have any disclosures been made in the certificate of title against the statements in the certificate of title?	[Not applicable - no certificate of title on file] [No][Yes - describe]

	(b) If there is correspondence on file from the conveyancer enclosing the certificate of title, does it contain any disclosures against the statements in the certificate of title?	[Not applicable - no correspondence on file] [No][Yes - describe]

	(c) If any disclosure has been made in the certificate of title or the correspondence enclosing the certificate of title, is there a defective title indemnity policy present on file relating to that disclosure?	[Not applicable - no disclosures made] [Yes][No - not on file]

	(d) If the certificate of title discloses the existence of a third party occupier, is there on the file: (i) an occupier’s consent; (ii) an independent advice certificate.	(a) (b)	[Yes][No][Not applicable] [Yes][No][Not applicable]

11	Does the valuation dated on or before the date of the loan show a value for the property which is more than the amount of the loan?	[Yes][No - describe difference] [Not applicable - no valuation on file]

The Mortgage
12	Is the Lender the first-ranking registered mortgagee?	[Yes, Official Copy Entry shows the Lender as the first-ranking registered mortgagee][No – describe]

13	Is there a restriction in favour of the Lender in the proprietorship register?	[Yes][No]

14	If the offer contains an obligation to make further advances is this obligation noted in the Official Copy Entry?	[Not applicable – no obligation to make further advances][Don’t know – offer letter not on file] [Yes][No]

15	Does the certificate of title incorporate the provisions of the certificate set out in the Appendix to rule 6(3) of the Solicitors’ Practice Rules 1990 / the Annex to rule 3 of the Solicitors’ Code of Conduct 2007/ referred to in IB (3.7) of the SRA Code of Conduct 2011?	[Yes - Solicitors’ Practice Rules 1990] [Yes - Solicitors’ Code of Conduct 2007] [Yes – SRA Code of Conduct 2011] [No – summarise e.g. report on title confirming…]

16	Does the Official Copy Entry disclose that any other charges have been registered at the Land Registry and if so how do they rank?	[No][Yes - describe e.g. second ranking charge registered in favour of…]

	Question	Response

17	If the Official Copy Entry discloses that any other charges have been registered is a deed of priority registered at the Land Registry?	[Not applicable - no other charges registered] [Yes][No]

Standard Form Documents
18	Have the following documents been seen as part of this review:

	(a) Application form	(a)	[Yes][No - not on file]

	(b) Offer letter	(b)	[Yes][No - not on file]

	(c) Certicate of Title	(c)	[Yes][No - not on file]

	(d) Valuation Report	(d)	[Yes][No - not on file]

19	Are the documents listed as seen at 18 above in the form of Standard Form Documents and have any amendments been made to them?	[Yes, they are in the standard form][save for - describe] [No amendments are evident to Standard Form Documents][Yes – describe amendments]

KFI
20	Is there a Key Facts Illustration on file?	[Yes][No]